UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 23, 2005


                      AMERICAN BANCORP OF NEW JERSEY, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


     New Jersey                       0-51500                   55-0897507
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission               (IRS Employer
of incorporation)                   File Number)             Identification No.)


365 Broad Street, Bloomfield, New Jersey                           07003
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (973) 748-3600
                                                           --------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

          [ ]  Written communications  pursuant to Rule 425 under the Securities
               Act
          [ ]  Soliciting  material  pursuant to Rule 14a-12  under the Exchange
               Act
          [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
          [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

                      AMERICAN BANCORP OF NEW JERSEY, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 2.02  Results of Operation and Financial Condition.

On November 23, 2005, the Registrant issued a press release to report earnings for the year ended September 30, 2005. A copy of the press release is furnished with this Form 8-K as exhibit 99.


Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit
Number                  Description
--------------------------------------------------------------------------------
 99          Press Release dated November 23, 2005

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AMERICAN BANCORP OF NEW JERSEY, INC.


Date: November 23, 2005                     By:  /s/ Eric B. Heyer
                                                 -------------------------------
                                                 Eric B. Heyer
                                                 Senior Vice President and Chief
                                                 Financial Officer